UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2004

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)

2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 961-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry Into a Material Definitive Agreement.

On November 16, 2004, Microsoft Licensing, GP delivered to the Registrant an amendment to the Xbox® Publisher License Agreement dated on or about October 30, 2000 between the registrant’s wholly-owned subsidiary, Midway Home Entertainment, and Microsoft Licensing, GP. The amendment extends the term of the agreement until March 1, 2005. A copy of the amendment is attached to this report as Exhibit 99.1. Exhibit 99.1 is incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibits	Description
99.1	Term Extensions to Xbox® Publisher License Agreement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.

November 18, 2004	By:	/s/ David F. Zucker
David F. Zucker
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibits	Description
99.1	Term Extensions to Xbox® Publisher License Agreement.

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